Subsequent Events	6 Months Ended
Jun. 30, 2019
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Subsequent Events

Note 25. Subsequent Events

On August 6, 2019 was announced an agreement to enter into a 50-50 Joint Venture with Raĺzen. Through this agreement, FEMSA Comercio is expected to acquire a 50% interest in Raĺzen Conveniências. The full Enterprise Value of Raĺzen Conveniências for the purpose of this transaction is R$1,122 Million, free of any debt or cash, and FEMSA Comercio’s 50% interest is therefore valued at R$561 Million. The transaction is subject to customary regulatory approvals.

On September 26, 2019, the Company has signed a non-binding Memorandum of Understanding (“MOU”) to acquire a minority stake in privately-held Jetro Restaurant Depot (“JRD”) for an amount of US$750 million. JRD is a leader in the wholesale business-to-business cash and carry retail foodservice segment in the United States. JRD currently operates over 130 stores across the United States under the Jetro Cash and Carry and Restaurant Depot. The transaction is subject to the execution of definitive agreements, which is expected to occur in October of 2019, and to customary regulatory approvals, which are expected to be obtained in the fourth quarter of 2019.